UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                          June 27, 2003
                          Date of Report
                (Date of earliest event reported)



                      PACIFIC WEBWORKS, INC.
      (Exact name of registrant as specified in its charter)



NEVADA                           000-26731                87-0627910
---------------           ------------------------      -----------------
(State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of                                         Identification No.)
incorporation)



                  180 South 300 West, Suite 400
Salt Lake City, Utah 84101(Address of principal executive offices)

                          (801) 578-9020
                  Registrant's telephone number

ITEM 5: OTHER EVENTS

     On June 27, 2003, Pacific WebWorks sold its non-operating, wholly-owned subsidiary, Logio, Inc., to a group of eleven purchasers. Our management had been seeking a purchaser of Logio for approximately a year. The purchasers agreed to pay $50,000 for the 18,425,830 shares of Logio common stock and assume Logio's current liabilities. Management anticipates that the disposition of Logio will likely result in a $274,021 gain to Pacific WebWorks from the sale of discontinued operations.


                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PACIFIC WEBWORKS, INC.


                                   /s/ Christian R. Larsen
Date: July 8, 2003            By: _________________________________________
                                  Christian R. Larsen
                                  President and Director